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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 33-84410 and 333-16085.


ARTHUR ANDERSEN LLP


Houston, Texas
March 18, 1998